EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF DECEMBER 22, 2003

      RIG NAME         WD           DESIGN            LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Amerada Hess
----------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM            Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM            Contracted          W&T Offshore

----------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted          Amerada Hess
----------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted           Spinnaker
                                                                                           Exploration
----------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2 Modified     GOM            Contracted               BP
----------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM            Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
----------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
----------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted              LLOG
----------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted         Chevron/Texaco
----------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg Cantilever GOM            Contracted          ADTI/Seneca
----------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg Cantilever GOM            Contracted              LLOG
----------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg Cantilever GOM            Contracted             Forest
----------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg Cantilever GOM            Contracted           BP America
----------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg Cantilever GOM            Contracted         Taylor Energy

----------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg Cantilever GOM            Contracted         Chevron/Texaco
----------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg Cantilever GOM            Contracted             Murphy
----------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM           Shipyard for             DODI
                                                                   cantilever upgrade
----------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg Cantilever GOM            Contracted            Denbury
----------------------------------------------------------------------------------------------------------



                                       1

      RIG NAME         WD           DESIGN            LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
----------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
----------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
----------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
----------------------------------------------------------------------------------------------------------

AFRICA
----------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted           Forest Oil
----------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                North Sea            Idle                 DODI

----------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
----------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
----------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
----------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex


----------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
----------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
----------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
----------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy


----------------------------------------------------------------------------------------------------------


                                       2

      RIG NAME         WD           DESIGN            LOCATION           STATUS*             OPERATOR
----------------------------------------------------------------------------------------------------------

BRAZIL
----------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras


----------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras

----------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg         Indonesia         Contracted             Santos
                             Cantilever
----------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg         Indonesia            Idle                 DODI
                             Cantilever
----------------------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------

ASSETS SOLD** (2)
----------------------------------------------------------------------------------------------------------
Ocean Century        800'    Korkut                      -                  -                   -
----------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'  Victory Class               -                  -                   -
----------------------------------------------------------------------------------------------------------


NOTES:
* Assume 95-98% utilization rate during contracted periods to allow for normal equipment repair downtime.
** To be used for non drilling purposes.
GOM = Gulf of Mexico



                                       3
** TABLE CONTINUED... **

      RIG NAME              CURRENT TERM        DAYRATE (000S)  START DATE
-------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------
Ocean Quest           second of two wells plus    low 40s      mid Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Star            second of two wells plus    mid 70's    late Oct. 2003
                              option
-------------------------------------------------------------------------------
Ocean America           one well plus option      mid 60's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Valiant           one well plus option      mid 50's    late Sept. 2003
-------------------------------------------------------------------------------
Ocean Victory                 one well            low 40s     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Confidence           five-year term          170's      early Jan. 2001
-------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SUBMERSIBLES (3)
-------------------------------------------------------------------------------
Ocean Concord                 one well            mid 40's     mid Nov. 2003


-------------------------------------------------------------------------------
Ocean Lexington       first of two wells plus    high 30's    late Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Saratoga                one well            low 40's    early Nov. 2003
-------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------
Ocean Crusader                one well            mid 20's    late Nov. 2003


-------------------------------------------------------------------------------
Ocean Drake            90 day term plus option    mid 20's     mid Oct. 2003
-------------------------------------------------------------------------------
Ocean Columbia                one well           upper 20's    mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Spartan           one well plus option     upper 20's   late Nov. 2003
-------------------------------------------------------------------------------
Ocean Spur              one well plus option     upper 20's   late Nov. 2003
-------------------------------------------------------------------------------
Ocean King                 multiple wells         low 30's   early April 2003
-------------------------------------------------------------------------------
Ocean Nugget                  one well            low 30's    mid Sept. 2003
-------------------------------------------------------------------------------
Ocean Summit            two wells plus option     mid 30's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Warwick           one well plus option     upper 20's   late Sept. 2003
-------------------------------------------------------------------------------
Ocean Titan                       -                  -               -
-------------------------------------------------------------------------------
Ocean Tower           third of four wells plus    mid 30's    late Aug. 2003
                              option
-------------------------------------------------------------------------------



                                        1

      RIG NAME              CURRENT TERM        DAYRATE (000S)  START DATE
-------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------
Ocean Ambassador         four year term work      mid 50's    late July 2003
-------------------------------------------------------------------------------
Ocean Whittington        four year term work      low 60's    late July 2003
-------------------------------------------------------------------------------
Ocean Worker             four year term work     upper 60's    mid Aug. 2003
-------------------------------------------------------------------------------
Ocean Yorktown           four year term work      mid 40's    late Oct. 2003
-------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------
Ocean Patriot           100 days plus option      mid 50's    mid Sept. 2003
-------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------
Ocean Nomad                       -                  -               -

-------------------------------------------------------------------------------
Ocean Guardian        one year plus one year      low 50's   early April 2003
                              option
-------------------------------------------------------------------------------
Ocean Princess        first option declared plus  low 40's     mid Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Vanguard                    _                  _               _
-------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------
Ocean Bounty          third of three wells plus   low 70's     mid June 2003
                           option for two
-------------------------------------------------------------------------------
Ocean Epoch                   one well            low 60's    early Dec. 2003
-------------------------------------------------------------------------------
Ocean General         one well plus one well and  mid 50's     mid Nov. 2003
                       five completion options
-------------------------------------------------------------------------------
Ocean Baroness          400 days plus option       110's      late March 2003
-------------------------------------------------------------------------------
Ocean Rover            Three wells plus option      110s       mid July 2003
-------------------------------------------------------------------------------


                                        2

      RIG NAME              CURRENT TERM        DAYRATE (000S)  START DATE
-------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy             end of primary term       mid 70's    early Nov. 1998
                      Nov. 5, 2003, completing
                                well
-------------------------------------------------------------------------------
Ocean Winner             one year extension       low 60's    early Nov. 2002  .
-------------------------------------------------------------------------------
Ocean Alliance           four-year contract        110's     early Sept. 2000
-------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper            one-year extension        100's       mid Feb. 2003
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------
Ocean Sovereign       one well plus two option   high 30's     mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Heritage                    -                  -               -
-------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------
Ocean Liberator                   -                  -               -
-------------------------------------------------------------------------------
Ocean Champion                    -                  -               -
-------------------------------------------------------------------------------
Ocean Endeavor                    -                  -               -
-------------------------------------------------------------------------------
Ocean Voyager                     -                  -               -
-------------------------------------------------------------------------------
Ocean New Era                     -                  -               -
-------------------------------------------------------------------------------

ASSETS SOLD** (2)
-------------------------------------------------------------------------------
Ocean Century                     -                  -               -
-------------------------------------------------------------------------------
Ocean Prospector                  -                  -               -
-------------------------------------------------------------------------------


NOTES:
* Assume 95-98% utilization rate during contracted periods to allow for normal equipment repair downtime.
** To be used for non drilling purposes.
GOM = Gulf of Mexico



                                       3
** TABLE CONTINUED... **

      RIG NAME          EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------
Ocean Quest             late Dec. 2003   available, actively marketing
---------------------------------------------------------------------------------------------------------
Ocean Star             early Jan. 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean America          late Dec.. 2004   90 day upgrade/survey likely 1st Qtr 2004; available,
                                         actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Valiant           late Dec. 2003   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Victory           mid Feb. 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Confidence       early Jan. 2006   available; actively marketing.
---------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SUBMERSIBLES (3)
---------------------------------------------------------------------------------------------------------
Ocean Concord          early Jan. 2004   One well plus option with Taylor in mid 40s beginning early
                                         Jan. 2004 and ending late Jan. 2004; available, actively
                                         marketing.
---------------------------------------------------------------------------------------------------------
Ocean Lexington         late Jan. 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Saratoga          late Dec. 2003   available, actively marketing.
---------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------------
Ocean Crusader          late Dec. 2003   One well plus option with Stone Energy in mid 20's beginning late Dec. 2003 and ending late Feb. 2003; available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Drake            early Jan. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Columbia          late Dec. 2003   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Spartan           mid Jan. 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Spur             early Jan. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean King             early Feb. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Nugget           early Jan. 2004   Six month extension + option in low 30's ending late June 2004;
                                         available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Summit            late Jan. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Warwick           mid Feb. 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Titan                   -          Cantilever upgrade ending mid Jan. 2004; available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Tower             mid Feb. 2004    available; actively marketing.
---------------------------------------------------------------------------------------------------------



                                        1

      RIG NAME          EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------------

INTERNATIONAL SEMISUBMERSIBLES (17)
---------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------
Ocean Ambassador        mid Dec. 2007    available.
---------------------------------------------------------------------------------------------------------
Ocean Whittington      early Oct. 2006   available.
---------------------------------------------------------------------------------------------------------
Ocean Worker            late July 2007   available.
---------------------------------------------------------------------------------------------------------
Ocean Yorktown          mid July 2007    available.
---------------------------------------------------------------------------------------------------------

AFRICA
---------------------------------------------------------------------------------------------------------
Ocean Patriot           late Jan. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------

NORTH SEA
---------------------------------------------------------------------------------------------------------
Ocean Nomad                   -          Three wells plus option in West Africa with Premier/Vaalco in upper 40s beginning mid Jan. 2004 and ending late June 2004.
---------------------------------------------------------------------------------------------------------
Ocean Guardian         late March 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Princess          mid Feb. 2004    available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Vanguard                _          available; actively marketing.
---------------------------------------------------------------------------------------------------------

AUSTRALASIA
---------------------------------------------------------------------------------------------------------
Ocean Bounty            late Feb. 2004   Two wells plus two option wells with NZOP in low 70's beginning late Feb. 2004 and ending late May 2004; available, actiely marketing.
---------------------------------------------------------------------------------------------------------
Ocean Epoch             late Dec. 2003   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean General           late Jan. 2004   available, actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Baroness          early May 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Rover             late Dec. 2003   First and second option wells exercised in 110s beginning late
                                         Dec. 2003 and ending late Feb. 2004, available; actively
                                         marketing.
---------------------------------------------------------------------------------------------------------


                                        2

      RIG NAME          EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------------

BRAZIL
---------------------------------------------------------------------------------------------------------
Ocean Yatzy            early Jan. 2004   Scheduled for survey beginning early 1st Qtr. 2004.  Estimated downtime 30 days; 700 day extension in mid 70's beginning in early Nov. 2003 and ending early Oct. 2005; available.
---------------------------------------------------------------------------------------------------------
Ocean Winner            late Feb. 2004   Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
---------------------------------------------------------------------------------------------------------
Ocean Alliance         early Sept. 2004  Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
---------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------------
Ocean Clipper          early Jan. 2004   700 day extension in 100's beginning early Jan. 2004 and ending mid Dec. 2005; available.
---------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------------
Ocean Sovereign         late Feb. 2004   available; actively marketing.
---------------------------------------------------------------------------------------------------------
Ocean Heritage                -          Three wells plus option in Ecuador with Noble Energy in mid
                                         50's with 30-day mobe beginning mid Jan. 2004 and contract ending mid July 2004; actively marketing.
---------------------------------------------------------------------------------------------------------

COLD STACKED (5)
---------------------------------------------------------------------------------------------------------
Ocean Liberator               -          Cold stacked Nov. '02.
---------------------------------------------------------------------------------------------------------
Ocean Champion                -          Cold Stacked Feb. '02.
---------------------------------------------------------------------------------------------------------
Ocean Endeavor                -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------------
Ocean Voyager                 -          Cold stacked March '02.
---------------------------------------------------------------------------------------------------------
Ocean New Era                 -          Cold stacked Dec. '02.
---------------------------------------------------------------------------------------------------------

ASSETS SOLD** (2)
---------------------------------------------------------------------------------------------------------
Ocean Century                 -          Cold stacked July '98.
---------------------------------------------------------------------------------------------------------
Ocean Prospector              -          Cold stacked Oct. '98.
---------------------------------------------------------------------------------------------------------


NOTES:
* Assume 95-98% utilization rate during contracted periods to allow for normal equipment repair downtime.
** To be used for non drilling purposes.
GOM = Gulf of Mexico




                                       3
** TABLE COMPLETE **